UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 29, 2019
(
November 29, 2019
)

HEALTHCARE TRUST OF AMERICA, INC.
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
(Exact name of registrant as specified in its charter)

Maryland (Healthcare Trust of America, Inc.)	001-35568	20-4738467

Delaware (Healthcare Trust of America Holdings, LP)	333-190916	20-4738347
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320 Scottsdale, Arizona 85254	(480) 998-3478	www.htareit.com
(Address of Principal Executive Offices and Zip Code)	(Registrant’s telephone number, including area code)	(Internet Address)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HTA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter):

Healthcare Trust of America, Inc.	Emerging growth company ☐

Healthcare Trust of America Holdings, LP	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Trust of America, Inc.	☐

Healthcare Trust of America Holdings, LP	☐

Item 1.01	Entry into a Material Definitive Agreement.
On November 2
9
, 2019, Healthcare Trust of America, Inc. (NYSE:HTA) (“HTA”) and Healthcare Trust of America Holdings, LP, HTA’s operating partnership (the “Operating Partnership”), amended each of the six existing equity distribution agreements, each dated December 28, 2018 (such amendments, the “EDA Amendments”), each among HTA and the Operating Partnership, on the one hand, and, respectively, (i) Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, (ii) BMO Capital Markets Corp. and Bank of Montreal, (iii) Jefferies LLC, (iv) J.P. Morgan Securities LLC and JPMorgan Chase Bank, National Association, London Branch, (v) BofA Securities, Inc. (an assignee of Merrill Lynch, Pierce, Fenner & Smith Incorporated) and Bank of America, N.A., and (vi) MUFG Securities Americas Inc. and MUFG Securities EMEA plc (collectively, the “Agents”), on the other hand, in connection with the upsizing of the Company’s existing
“at-the-market”
equity sale program (the “Equity Program”) to allow for the offering of shares (the “Shares”) from time to time of Class A Common Stock, $0.01 par value per share (“Class A Common Stock”), of HTA having an aggregate offering price of up to $750,000,000, exclusive of any shares of Class A Common Stock of HTA previously issued under the Equity Program
.
Concurrently with the entry into the EDA Amendments, as a part of the Equity Program, HTA also amended each of the six existing master forward confirmations, each dated December 28, 2018 (such amendments, the “MFC Amendments”), each between HTA, on the one hand, and, respectively, (i) Wells Fargo Bank, National Association, (ii) Bank of Montreal, (iii) Jefferies LLC, (iv) JPMorgan Chase Bank, National Association, London Branch, (v) Bank of America, N.A., and (vi) MUFG Securities EMEA plc (collectively, the “Forward Purchasers”), on the other hand, to correspondingly increase the amount issuable under forward sale agreements under the master forward confirmations.
Sales to the public under the Equity Program are anticipated to be made primarily in transactions that are deemed to be
“at-the-market”
offerings, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. Sales may also be made in negotiated transactions. HTA intends to use any proceeds from the Equity Program for general corporate purposes, including working capital, share repurchases and investment in real estate. In addition, HTA may use a portion of any proceeds to pay certain outstanding long-term debt obligations. The Shares will be offered under HTA’s effective Registration Statement on Form
S-3ASR
(File No.
 333-223172),
as amended by Post-Effective Amendment No. 1 dated September 5, 2019.
The foregoing description of the EDA Amendments does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the EDA Amendments, which are attached hereto as Exhibit 1.1 through Exhibit 1.6 and the terms of which are incorporated herein by reference.
The foregoing description of the MFC Amendments does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the MFC Amendments, which are attached hereto as Exhibit 1.7 through Exhibit 1.12 and the terms of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

1.1
Amendment No. 1, dated November 29, 2019, to Equity Distribution Agreement, dated December 28, 2018, by and among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, on the one hand, and J.P. Morgan Securities LLC and JPMorgan Chase Bank, National Association, London Branch, on the other hand.

1.2
Amendment No. 1, dated November 29, 2019, to Equity Distribution Agreement, dated December 28, 2018, by and among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, on the one hand, and BMO Capital Markets Corp. and Bank of Montreal, on the other hand.

1.3
Amendment No. 1, dated November 29, 2019, to Equity Distribution Agreement, dated December 28, 2018, by and among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, on the one hand, and MUFG Securities Americas Inc. and MUFG Securities EMEA plc, on the other hand.

1.4
Amendment No. 1, dated November 29, 2019, to Equity Distribution Agreement, dated December 28, 2018, by and among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, on the one hand, and Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, on the other hand.

1.5
Amendment No. 1, dated November 29, 2019, to Equity Distribution Agreement, dated December 28, 2018, by and among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, on the one hand, and BofA Securities, Inc. (an assignee of Merrill Lynch, Pierce, Fenner & Smith Incorporated) and Bank of America, N.A., on the other hand.

1.6
Amendment No. 1, dated November 29, 2019, to Equity Distribution Agreement, dated December 28, 2018, by and among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, on the one hand, and Jefferies LLC, on the other hand.

1.7
Amendment No. 1, dated November 29, 2019, to Master Forward Confirmation, dated December 28, 2018, between Healthcare Trust of America, Inc. and JPMorgan Chase Bank, National Association, London Branch.

1.8	Amendment No. 1, dated November 29, 2019, to Master Forward Confirmation, dated December 28, 2018, between Healthcare Trust of America, Inc. and Bank of Montreal.

1.9	Amendment No. 1, dated November 29, 2019, to Master Forward Confirmation, dated December 28, 2018, between Healthcare Trust of America, Inc. and MUFG Securities EMEA plc.

1.10	Amendment No. 1, dated November 29, 2019, to Master Forward Confirmation, dated December 28, 2018, between Healthcare Trust of America, Inc. and Wells Fargo Bank, National Association.

1.11	Amendment No. 1, dated November 29, 2019, to Master Forward Confirmation, dated December 28, 2018, between Healthcare Trust of America, Inc. and Bank of America, N.A.

1.12	Amendment No. 1, dated November 29, 2019, to Master Forward Confirmation, dated December 28, 2018, between Healthcare Trust of America, Inc. and Jefferies LLC.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

Date: November 2 9 , 2019	By:	/s/ Scott D. Peters
	Name:	Scott D. Peters
	Title:	Chief Executive Officer, President and Chairman

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,
its General Partner

Date: November 2 9 , 2019	By:	/s/ Scott D. Peters
	Name:	Scott D. Peters
	Title:	Chief Executive Officer, President and Chairman